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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                           --------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 29, 2008

                               Carrollton Bancorp
               (Exact Name of Registrant as Specified in Charter)

            Maryland                000-23090                52-1660951
  (State or Other Jurisdiction   (Commission File          (IRS Employer
        of Incorporation)             Number)            Identification No.)

         344 North Charles Street, Suite 300, Baltimore, Maryland 21201
               (Address of Principal Executive Offices) (ZIP Code)

       Registrant's telephone number, including area code (410) 536-4600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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Item 5.02. Departure of Directors or Principal Officers; Election of Directors;
           Appointment of Principal Officers

     (d) Appointment of Directors.

     Mr. W. Charles Rogers III was elected director of Carrollton Bancorp at the regular meeting of the board of directors on October 23, 2008. Also, Mr. Rogers was elected director of Carrollton Bank at the regular meeting of the board of directors on September 25, 2008.

     Mr. Rogers, age 53, is Vice Chairman of the Board of Directors of Rogers, Moore & Rogers LLP, a law firm. He has been employed at Rogers, Moore & Rogers for twenty five years and Vice Chairman since 2000.

     Ms. Bonnie Phipps was elected director of Carrollton Bancorp at the regular meeting of the board of directors on October 23, 2008 and her term will begin January 2, 2009. Also, Ms. Phipps was elected director of Carrollton Bank at the regular meeting of the board of directors on October 23, 2008.

     Ms. Phipps, age 56, is the President and Chief Executive Officer of St. Agnes Hospital. Previously, she was the President and Chief Executive Officer of Saint Joseph's Health System, Atlanta, Georgia from September 2002 through December 2005.

     Mr. Rogers and Ms. Phipps were not appointed to any committees of the Company's Board of Directors.

     Any and all transactions between Bancorp or the Bank and these individuals or their immediate families and associates were made in the ordinary course of business and on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons. In the opinion of management, any and all such loans did not involve more than normal risk of collectibility or present other unfavorable features.

    Resignation of Directors. Effective October 23, 2008, Mr. Ben F. Mason retired as a director of Carrollton Bancorp after seven years of dedicated service. Mr. Mason was chairman of the compensation committee and a member of the strategic planning committee.

    Mr. William C. Rogers Jr. announced on October 23, 2008 that he will be retire as a director of Carrollton Bancorp and Carrollton Bank effective December 26, 2008. Mr. Rogers became a board member in January 1955 and has faithfully served on the board of directors for over fifty-four (54) years. Mr. Rogers has served on numerous committees over the years and most recently served on the executive committee, the loan committee and the strategic planning committee.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       CARROLLTON BANCORP

                                       By: /s/ Robert A. Altieri
                                           ----------------------------------
                                       Name: Robert A. Altieri
                                       Title: Chief Executive Officer and
                                              President

Date: October 29, 2008

                                       By: /s/ James M. Uveges
                                           ----------------------------------
                                       Name: James M. Uveges
                                       Title: Senior Vice President and
                                              Chief Financial Officer

Date: October 29, 2008